                                                                   EXHIBIT 4(d)2

                                                                [Execution Copy]


                      SECOND AMENDMENT TO CREDIT AGREEMENT


              THIS SECOND AMENDMENT, dated as of February 27, 1998 (this "Amendment"), to the Credit Agreement dated as of August 6, 1997 (as amended by the First Amendment to the Credit Agreement dated as of December 23, 1997 and as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), is made and entered into among: (i) HOUSTON INDUSTRIES FINANCECO LP, a Delaware limited partnership (the "Borrower"); (ii) HOUSTON INDUSTRIES INCORPORATED, a Texas corporation ("HII"); (iii) the several banks and other financial institutions from time to time parties thereto (collectively, the "Banks," and each individually; a "Bank"); (iv) CHASE SECURITIES INC., as Arranger (in such capacity, the "Arranger"); and (v) THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Agent").


                              W I T N E S S E T H:


              WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make certain loans and other extensions of credit to the Borrower; and

              WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended and certain of the collateral pledged under the HII Pledge and Collateral Agency Agreement and the Pledge and Collateral Agency Agreement be released in the manner provided for in this Amendment, and that the Pledge and Collateral Agency Agreement be terminated;

              NOW, THEREFORE, the parties hereto hereby agree as follows:

              SECTION 1. DEFINITIONS.

              1.1 Defined Terms. Unless otherwise defined herein and except as set forth in this Amendment, terms defined in the Credit Agreement are used herein as therein defined.

              SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.

              2.1 Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by (i) deleting therefrom the definition of "HII Aggregate Investment Amount" in its entirety, (ii) deleting from clause (ii) in the definition of "Intercompany Indebtedness" on page 13 the phrase "HII Pledged Subsidiary" and substituting in lieu thereof the phrase "Subsidiary of HII" and (iii) deleting from the definition of "Money Fund" the words "; provided that at all times any Person conducting the operations of the Money Fund, or owning and controlling the bank or investment accounts thereunder, shall be an HII Pledged Subsidiary". As so amended, the definition of "Intercompany Indebtedness" shall read in its entirety as follows:

                           "Intercompany Indebtedness" means (i) any
                  Indebtedness constituting Money Fund Advances or Money Fund Obligations, (ii) any Indebtedness for Borrowed Money owed by the Borrower to HII or to any Subsidiary of HII the proceeds of which are applied upon the receipt thereof to repayment of Loans or commercial paper supported by this Agreement and
                  (iii) any Indebtedness constituting an advance by HII to the Borrower pursuant to the Support Agreement.


              2.2 Amendment to Sections 4.3(b)(i) and (ii) of the Credit Agreement. Section 4.3(b)(i) and Section 4.3(b)(ii) of the Credit Agreement are hereby amended by deleting those Sections in their entirety and substituting in lieu thereof the following:

                  "(i)     [Intentionally Omitted.]

                  (ii)     [Intentionally Omitted.]"

              2.3 Amendment to Section 4.3(b)(iv) of the Credit Agreement.
Section 4.3(b)(iv) of the Credit Agreement is hereby amended by deleting the first sentence thereof.

              2.4 Amendment to Section 7.9 of the Credit Agreement. Section 7.9 of the Credit Agreement is hereby amended so that such Section shall read in its entirety as follows:

                           "SECTION 7.9. Investment Company Act; PUHC Act of
                  1935. Neither HII nor any Subsidiary of HII is (i) required to register as an "investment company" under the Investment Company Act of 1940, as amended, or (ii) subject to regulation as a public utility holding company under PUHCA except Section 9(a)(2) thereof relating to the acquisition of securities of other public utility companies or public utility holding companies."

              2.5 Amendment to Section 8.2(g) of the Credit Agreement. Section 8.2(g) of the Credit Agreement is hereby amended by deleting that Section in its entirety.

              2.6 Amendment to Section 8.4(a) of the Credit Agreement. Section 8.4(a) of the Credit Agreement is hereby amended by deleting from the first sentence thereof the phrase "HI Energy or".

              2.7 Amendment to Section 8.4(c) of the Credit Agreement. Section 8.4(c) of the Credit Agreement is hereby amended by deleting therefrom (i) the designation "(i)" at the beginning of the first paragraph thereof, (ii) the words ", subject to Section 8.4(c)(ii)," occurring in the first paragraph after the phrase "provided, however, that" and (iii) paragraph (ii) in its entirety.

              2.8 Amendment to Section 8.4.(e)(iv) of the Credit Agreement.
Section 8.4(e)(iv) of the Credit Agreement is hereby amended by deleting, beginning in the fifth line thereof, the words ", so long as the Commitments are permanently reduced to the extent required pursuant to Section 4.3(b) on the date of any such repurchase", so that such Section shall read in its entirety as follows:

                           "(iv) at any time (x) at which no Default or Event
              of Default has occurred and is continuing, (y) that Projected Available Cash exceeds Projected Borrower Debt Service for the fiscal quarter of HII then in effect and (z) that the long-term senior secured debt rating in effect for HII is at least BBB by S&P or Baa2 by Moody's, HII shall be permitted to repurchase its outstanding common stock; provided that the requirements set forth in clauses (x) and (y) above would be satisfied after giving effect to (1) such repurchases and (2) any sources of cash available or reasonably expected by HII at the time of the proposed repurchase to be available during the fiscal quarter of HII then in effect; and provided further that during the period from the Closing Date through September 30, 1997, Projected Available Cash shall be deemed to exceed Projected Borrower Debt Service."

                  2.9 Amendment to Section 8.4.(g)(i) of the Credit Agreement.
Section 8.4(g)(i) of the Credit Agreement is hereby amended by (i) deleting in the fifth line and the eighth line thereof the words "HII Pledged Subsidiaries" and substituting in lieu thereof in each place the words "Subsidiaries of HII" and (ii) deleting in the proviso thereof the words "(A) the Commitments shall be permanently reduced to the extent required pursuant to Section 4.3(b)(ii) on the date of the consummation of such HII Investment and (B)", so that such Section shall read in its entirety as follows:

                           "(i) at any time (x) at which no Default or Event of
                  Default has occurred and is continuing, (y) that Projected Available Cash exceeds Projected Borrower Debt Service for the fiscal quarter of HII then in effect and (z) that the long-term senior secured debt rating in effect for HII is at least BBB by S&P or Baa2 by Moody's, HII shall be permitted to make direct or indirect HII Investments in Subsidiaries of HII, and HII Investments constituting purchases or acquisitions of assets, securities or Capital Stock that result, upon consummation thereof, in such assets, securities or Capital Stock being owned by or becoming Subsidiaries of HII (it being understood that the foregoing shall not apply to any investments, acquisitions, loans, advances or Guarantees made by any Subsidiary in accordance with this clause (i) and the other applicable provisions of this Agreement); provided that the requirements set forth in clauses (x) and (y) above would be satisfied after giving effect to (1) such HII Investments and (2) any sources of cash available or reasonably expected by HII at the time of the proposed investment to be available during the fiscal quarter of HII then in effect;"

                  2.10 Amendment to Section 8.4.(g)(vi) of the Credit Agreement.
Section 8.4(g)(vi) of the Credit Agreement is hereby amended by deleting from the fourth line thereof the words "HII Pledged", so that such Section shall read in its entirety as follows:

                           "(vi) at any time at which no Default or Event of
                  Default has occurred and is continuing, HII may make HII Investments (i) to fund operating expenses of Subsidiaries existing at the time of such HII Investment and (ii) in any Wholly-Owned domestic Subsidiary of HII so long as such Subsidiary is created, and continues, to engage in, and all or substantially all of the operations and assets of such Subsidiary are involved in the conduct of, the business of holding assets, providing services or conducting operations that, prior to such creation or such HII Investment, were held, provided or conducted, as the case may be, by HL&P or NorAm in the ordinary course of their respective utility businesses."

              2.11 Amendment to Section 11.6(c) of the Credit Agreement. Section 11.6(c) of the Credit Agreement is hereby amended by deleting the word "applicable" immediately before the word "Borrower" in the last sentence of such Section.

              SECTION 3. CONSENT TO RELEASE OF CERTAIN COLLATERAL UNDER THE HII PLEDGE AND COLLATERAL AGENCY AGREEMENT AND THE PLEDGE AND COLLATERAL AGENCY AGREEMENT AND THE TERMINATION OF THE PLEDGE AND COLLATERAL AGENCY AGREEMENT.

              3.1 Release and Termination. The parties hereto hereby consent to the release of all of the common stock of NorAm Energy Corp. (formerly known as HI Merger, Inc.) and all of the member interests of Houston Industries FinanceCo GP, LLC (which interests are represented by common shares) and any Proceeds (as defined in the HII Pledge and Collateral Agency Agreement) therefrom pledged pursuant to the HII Pledge and Collateral Agency Agreement from the liens created thereby. The parties hereto hereby also consent to the release of all of the common stock of Houston Industries Energy, Inc. and Houston Industries Energy II, Inc. and any Proceeds (as defined in the Pledge and Collateral Agency Agreement) therefrom pledged pursuant to the Pledge and Collateral Agency Agreement from the liens created thereby and to the termination of the Pledge and Collateral Agency Agreement.

              3.2 Form of Amendments. In order to effect the release of the collateral and the termination of the Pledge and Collateral Agency Agreement described in Section 3.1 hereof, the parties hereto hereby approve the form, terms and provisions of the form of amendments to the HII Pledge and Collateral Agency Agreement and the Pledge and Collateral Agency Agreement attached hereto as Exhibit A and Exhibit B, respectively.

              SECTION 4. MISCELLANEOUS.

              4.1 Effectiveness. This Amendment shall become effective on the date upon which the Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower, HII, the Agent and the Majority Banks (except with respect to the consents, releases of Collateral and amendments described in Section 3 hereof, which, to become effective, shall also require execution and delivery of counterparts of this Amendment by the Supermajority Banks, rather than merely the Majority Banks, and the expiration of five Business Days after written notice of the proposed release of the Collateral and termination described in Section 3 hereof is given to the persons and in the manner so specified in Section 21(a)(ii) of each of (i) the HII Pledge and Collateral Agency Agreement and (ii) the Pledge and Collateral Agency Agreement).

              4.2 Representations and Warranties. After giving effect to the amendments contained herein, each of the Borrower and HII hereby confirm, reaffirm and restate the representations and warranties set forth in Article VII of the Credit Agreement; provided that each reference in such Article VII to "this Agreement" shall be deemed to be a reference both to this

Amendment and to the Credit Agreement as previously amended and as amended by this Amendment. On the date hereof, no Default or Event of Default has occurred or is continuing.

              4.3 Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

              4.4 Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents (as may have been previously amended) are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

              4.5 Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

              4.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                          HOUSTON INDUSTRIES
                                          FINANCECO LP

                                          By:      HOUSTON INDUSTRIES
                                                   FINANCECO GP, LLC,
                                                   its General Partner


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          HOUSTON INDUSTRIES INCORPORATED


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------

                                          THE CHASE MANHATTAN BANK, as
                                          Agent and as a Bank


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          BANKBOSTON, N.A.

                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          BANK OF MONTREAL


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE BANK OF NEW YORK


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE BANK OF NOVA SCOTIA


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE BANK OF TOKYO-MITSUBISHI
                                          LTD., HOUSTON AGENCY


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------

                                          BARCLAYS BANK PLC


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          CAISSE NATIONALE DE CREDIT
                                          AGRICOLE


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          CIBC INC.


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          CITIBANK, N.A.


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          COMERICA BANK


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------

                                          COMMERZBANK
                                          AKTIENGESELLSCHAFT,
                                          ATLANTA AGENCY


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          CREDIT LYONNAIS
                                          NEW YORK BRANCH


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          CREDIT SUISSE FIRST BOSTON


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE DAI-ICHI KANGYO BANK,
                                          LIMITED


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          FIRST UNION NATIONAL BANK


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------

                                          FLEET NATIONAL BANK


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE FUJI BANK, LIMITED -
                                          HOUSTON AGENCY


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LTD.


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          MELLON BANK, N.A.


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------

                                          NATIONSBANK OF TEXAS, N.A.


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE NORTHERN TRUST COMPANY


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          ROYAL BANK OF CANADA


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE SAKURA BANK, LIMITED


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          SOCIETE GENERALE,
                                          SOUTHWEST AGENCY


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE SUMITOMO BANK, LIMITED


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------

                                          THE TOKAI BANK, LTD.


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          TORONTO DOMINION (TEXAS), INC.


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          UNION BANK OF SWITZERLAND,
                                          NEW YORK BRANCH


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          WACHOVIA BANK OF GEORGIA, N.A.


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK
                                          BRANCH


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          THE YASUDA TRUST AND BANKING
                                          COMPANY LIMITED
                                          NEW YORK BRANCH


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------

                                    EXHIBIT A


                      FORM OF FIRST AMENDMENT TO HII PLEDGE
                         AND COLLATERAL AGENCY AGREEMENT


                  THIS FIRST AMENDMENT, dated as of February 27, 1998 (this "Amendment"), to Pledge and Collateral Agency Agreement, dated as of August 6, 1997, as the same may be amended, supplemented or otherwise modified from time to time (the "HII Pledge and Collateral Agency Agreement"), is made and entered into among HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Pledgor"), THE CHASE MANHATTAN BANK, as Collateral Agent for the Secured Parties (in such capacity, the "Collateral Agent"), and THE CHASE MANHATTAN BANK, as Bank Agent.


                               W I T N E S S E T H

                  WHEREAS, pursuant to the Credit Agreement, the Banks have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, it was a condition precedent to the obligation of the Banks to make their respective extensions of credit to the Borrower under the Credit Agreement that the Pledgor shall have executed and delivered the HII Pledge and Collateral Agency Agreement to the Collateral Agent for the ratable benefit of the Secured Parties; and

                  WHEREAS, the Supermajority Banks have adopted an amendment to the Credit Agreement that, among other things, approves the form of this Amendment and the release of the Collateral contemplated hereby.

                  NOW THEREFORE, the Collateral Agent hereby enters into this Amendment to provide as follows:

                  SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the HII Pledge and Collateral Agency Agreement and used herein shall have the meanings given to them in the HII Pledge and Collateral Agency Agreement.

                  SECTION 2. AMENDMENTS TO THE HII PLEDGE AND COLLATERAL AGENCY AGREEMENT. The HII Pledge and Collateral Agency Agreement is hereby amended in the following particulars only:

                  All of the common stock of NorAm Energy Corp. (formerly known as HI Merger, Inc.) and member interests of Houston Industries FinanceCo GP, LLC (which member interests are represented by common shares) and any Proceeds therefrom pledged pursuant to the HII Pledge and Collateral Agency Agreement are hereby released from the Liens created by the HII Pledge and Collateral Agency Agreement and shall no longer constitute Collateral or Pledged Stock thereunder.
Schedule 1 to the HII Pledge and Collateral Agency Agreement is hereby amended to read in its entirety as set forth in Annex A to this Amendment. The Collateral Agent hereby agrees to promptly return the Collateral released pursuant to this Amendment to the Pledgor and to execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such release and termination of Liens.

                  SECTION 3. MISCELLANEOUS.

                  3.1 Effectiveness. This Amendment shall become effective on the later of (i) the date upon which the Collateral Agent shall have duly executed and delivered this Amendment to the Pledgor and (ii) the date upon which Section 3 of the Second Amendment to the Credit Agreement dated as of February 27, 1998 shall have become effective in accordance with its terms.

                  3.2 Payment of Expenses. The Pledgor agrees to pay or reimburse the Collateral Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Collateral Agent.

                  3.3 Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the HII Pledge and Collateral Agency Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the HII Pledge and Collateral Agency Agreement for any purpose except as expressly set forth herein.

                  3.4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.


                                          HOUSTON INDUSTRIES INCORPORATED


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------



                                          THE CHASE MANHATTAN BANK, as
                                          Collateral Agent and as Bank Agent


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------

                                     ANNEX A


                                                                      SCHEDULE 1
                                                        TO PLEDGE AND COLLATERAL
                                                                AGENCY AGREEMENT


                          DESCRIPTION OF PLEDGED STOCK

                                                                    Stock Certificate
     Issuer                             Claim of Stock                     No.                    No. of Shares
---------------------         ---------------------------------    --------------------        -------------------
Houston Industries            All limited partnership              Uncertificated/N/A          99% limited partner
FinanceCo LP                  interests in Houston                                             interests
                              Industries FinanceCo LP,
                              including all rights of
                              the Pledgor under the Limited
                              Partnership Agreement of Houston
                              Industries FinanceCo LP dated
                              July 25, 1997, as amended from
                              time to time


                                   EXHIBIT B


                     FORM OF TERMINATING AMENDMENT TO PLEDGE
                         AND COLLATERAL AGENCY AGREEMENT


                  THIS TERMINATING AMENDMENT, dated as of February 27, 1998 (this "Terminating Amendment"), to Pledge and Collateral Agency Agreement, dated as of August 6, 1997 (the "Pledge and Collateral Agency Agreement"), is made and entered into among HOUSTON INDUSTRIES INCORPORATED, a Texas corporation ("HII"), HOUSTON INDUSTRIES ENERGY, INC., a Delaware corporation ("HI Energy" and together with HII, the "Pledgors"), THE CHASE MANHATTAN BANK, as Collateral Agent for the Secured Parties (in such capacity, the "Collateral Agent"), and THE CHASE MANHATTAN BANK, as Bank Agent.


                               W I T N E S S E T H

                  WHEREAS, pursuant to the Credit Agreement, the Banks have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, it was a condition precedent to the obligation of the Banks to make their respective extensions of credit to the Borrower under the Credit Agreement that the Pledgors shall have executed and delivered the Pledge and Collateral Agency Agreement to the Collateral Agent for the ratable benefit of the Secured Parties; and

                  WHEREAS, the Supermajority Banks have adopted an amendment to the Credit Agreement that, among other things, approves the form of this Terminating Amendment, the termination of the Pledge and Collateral Agency Agreement and the release of the Collateral contemplated hereby.

                  NOW THEREFORE, the Collateral Agent hereby enters into this Terminating Amendment to provide as follows:

                  SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Pledge and Collateral Agency Agreement and used herein shall have the meanings given to them in the Pledge and Collateral Agency Agreement.

                  SECTION 2. AMENDMENTS TO THE PLEDGE AND COLLATERAL AGENCY AGREEMENT. The Pledge and Collateral Agency Agreement is hereby amended in the following particulars only:

                  The Pledge and Collateral Agency Agreement is hereby terminated and all of the common stock of Houston Industries Energy, Inc. and Houston Industries Energy II, Inc. and any Proceeds therefrom pledged pursuant to the Pledge and Collateral Agency Agreement are hereby released from the Liens created by the Pledge and Collateral Agency Agreement. The Collateral Agent hereby agrees to promptly return the Collateral released pursuant to this Terminating Amendment to the Pledgors and to execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such release and termination of Liens and the termination of the Pledge and Collateral Agency Agreement.

                  SECTION 3. MISCELLANEOUS.

                  3.1 Effectiveness. This Terminating Amendment shall become effective on the later of (i) the date upon which the Collateral Agent shall have duly executed and delivered this Terminating Amendment to the Pledgors and
(ii) the date upon which Section 3 of the Second Amendment to the Credit Agreement dated as of February 27, 1998 shall have become effective in accordance with its terms.

                  3.2 Payment of Expenses. HII agrees to pay or reimburse the Collateral Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Terminating Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Collateral Agent.

                  3.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Terminating Amendment to be executed and delivered by its duly authorized officer as of the date first above written.



                                          HOUSTON INDUSTRIES INCORPORATED


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------



                                          HOUSTON INDUSTRIES ENERGY, INC.


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------



                                          THE CHASE MANHATTAN BANK, as
                                          Collateral Agent and as Bank Agent


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------